UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): July 20, 2023
Stellar Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-38280	20-8339782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9 Greenway Plaza, Suite 110
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
(713) 210-7600
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On July 20, 2023, the Board of Directors of Stellar Bancorp, Inc. (the “Company”) elected Cynthia Dopjera to the Board of Directors effective July 20, 2023. Ms. Dopjera currently serves as a member of the Board of Directors of the Company’s wholly owned subsidiary, Stellar Bank, where she also serves as the Chair of the Audit Committee. Ms. Dopjera served as a member of the Board of Directors of Allegiance Bank beginning in 2019 prior to its merger with CommunityBank of Texas, N.A. and the formation of Stellar Bank. Ms. Dopjera spent the first half of her career holding various operational and executive leadership roles for small community banks as well as large regional banks. In 2000, she joined the Houston-based public accounting firm of Harper & Pearson Company, P.C. where she served as Shareholder, Chairman of the Board and Practice Leader for the firm’s banking and financial institutions practice until her retirement in 2018. Ms. Dopjera’s professional and leadership experience qualify her to provide pertinent guidance to the Company’s board, as well as the Audit Committee.

The appointment fills the vacant Class II director position created by the resignation of William “Nick” Nichols. Ms. Dopjera will also serve on the Audit Committee of the Board of Directors of the Company.

The Board affirmatively determined that Ms. Dopjera is independent under the New York Stock Exchange listing standards and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There are no arrangements or understandings with other persons pursuant to which Ms. Dopjera was appointed to the positions described above. Additionally, there are no related person transactions involving Ms. Dopjera that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities Exchange Commission. Ms. Dopjera will receive fees consistent with those fees received by the existing non-employee directors for service as a director of the Company.

Item 7.01. Regulation FD Disclosure.

On July 24, 2023, the Company issued a press release announcing the appointment of Ms. Dopjera to the Board, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release dated July 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BANCORP, INC.

Date: July 24, 2023	By:	/s/ Paul P. Egge
Paul P. Egge
Chief Financial Officer